UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	February 22, 2017

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005 Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 22, 2017, Patrick J. Ward, Vice President and Chief Financial Officer of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Ward 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s common stock, par value $2.50 per share (“Common Stock”), and to sell the shares acquired on exercise, and to sell a limited number of his shares of the Company’s Common Stock.  The Ward 10b5-1 Plan allows for the exercise of options to purchase a maximum of 14,050 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Ward 10b5-1 Plan and continuing until the options to purchase all 14,050 shares have been exercised and the acquired shares sold, or February 22, 2018, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  In addition, the Ward 10b5-1 Plan allows for the sale of a maximum of 5,000 shares of Common Stock at a specified market price commencing sixty days after adoption of the Ward 10b5-1 Plan and continuing until all 5,000 shares are sold or February 22, 2018, whichever occurs first.  Based on his current ownership of Common Stock, if the options to purchase all of the 14,050 shares of Common Stock subject to the Ward 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, and if all of the 5,000 additional shares of Common Stock subject to the Ward 10b5-1 Plan were sold, Mr. Ward would beneficially own approximately 23,868 shares of Common Stock.

On February 23, 2017, Richard J. Freeland, President and Chief Operating Officer of the Company, entered into a pre-arranged stock trading plan (the “Freeland 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise, and to sell a limited number of his shares of the Company’s Common Stock.  The Freeland 10b5-1 Plan allows for the exercise of options to purchase a maximum of 14,550 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Freeland 10b5-1 Plan and continuing until the options to purchase all 14,550 shares have been exercised and the acquired shares sold, or February 23, 2018, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  In addition, the Freeland 10b5-1 Plan allows for the sale of a maximum of 8,000 shares of Common Stock at a specified market price commencing sixty days after adoption of the Freeland 10b5-1 Plan and continuing until all 8,000 shares are sold or February 23, 2018, whichever occurs first.  Based on his current ownership of Common Stock, if the options to purchase all of the 14,550 shares of Common Stock subject to the Freeland 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, and if all of the 8,000 additional shares of Common Stock subject to the Freeland 10b5-1 Plan were sold, Mr. Freeland would beneficially own approximately 23,161 shares of Common Stock.

On February 24, 2017, Steven M. Chapman, Group Vice President, China & Russia, of the Company, entered into a pre-arranged stock trading plan (the “Chapman 10b5-1 Plan”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise.  The Chapman 10b5-1 Plan allows for the exercise of options to purchase a maximum of 6,540 shares of Common Stock if the Common Stock reaches a specified market price during the period commencing sixty days after adoption of the Chapman 10b5-1 Plan and continuing until the options to purchase all 6,540 shares have been exercised and the acquired shares sold, or February 24, 2018, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  Based on his current ownership of Common Stock, if the options to purchase all of the 6,540 shares of Common Stock subject to the Chapman 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Chapman would beneficially own approximately 19,533 shares of Common Stock.

On February 27, 2017, N. Thomas Linebarger, Chairman and Chief Executive Officer of the Company, entered into a pre-arranged stock trading plan (the “Linebarger 10b5-1 Plan”) to sell a limited number of his shares of the Company’s Common Stock.  The Linebarger 10b5-1 Plan allows for the sale of a maximum of 24,000 shares of Common Stock at specified market prices commencing sixty days after adoption of the Linebarger 10b5-1 Plan and continuing until all 24,000 shares are sold or February 27, 2018, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 24,000 shares of Common Stock subject to the Linebarger 10b5-1 Plan were sold, Mr. Linebarger would beneficially own approximately 102,027 shares of Common Stock.

On February 27, 2017, Tony L. Satterthwaite, President, Distribution Business, of the Company, entered into a pre-arranged stock trading plan (the “Satterthwaite 10b5-1 Plan” and, together with the Ward 10b5-1 Plan, the Freeland 10b5-1 Plan, the Chapman 10b5-1 Plan, and the Linebarger 10b5-1 Plan, the “Plans”) to exercise options to purchase a limited number of shares of the Company’s Common Stock and to sell the shares acquired on exercise.  The Satterthwaite 10b5-1 Plan allows for the exercise of options to purchase a maximum of 12,830 shares of Common Stock if the Common Stock reaches specified market prices during the period commencing sixty days after adoption of the Satterthwaite 10b5-1 Plan and continuing until the options to purchase all 12,830 shares have been exercised and the acquired shares sold, or February 27, 2018, whichever occurs first.  The shares acquired upon exercise will be sold contemporaneously with the exercise.  Based on his current ownership of Common Stock, if the options to purchase all of the 12,830 shares of Common Stock subject to the Satterthwaite 10b5-1 Plan were exercised in full, and all of the shares acquired upon exercise were sold, Mr. Satterthwaite would beneficially own approximately 38,455 shares of Common Stock.

The Plans were designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.  Messrs. Ward, Freeland, Chapman, Linebarger and Satterthwaite will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Plans will not reduce Messrs. Ward’s, Freeland’s, Chapman’s, Linebarger’s or Satterthwaite’s ownership of Common Stock below the levels required by the guidelines.

All sales of Common Stock under the Plans will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date:  March 1, 2017                                                                                By:  /s/ Mark J. Sifferlen
Mark J. Sifferlen
Corporate Secretary

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